UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2022.

LIFEWAY FOODS, INC.

(Exact name of registrant as specified in its charter)

illinois	000-17363	36-3442829
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6431 Oakton St. Morton Grove, IL		60053
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (847) 967-1010

          N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock	LWAY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b 2 of this chapter). Emerging growth company ☐

If any emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01      Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 19, 2022, Lifeway Foods, Inc. (the “Company”) received a letter (the “Nasdaq Notice”) from The NASDAQ Stock Market LLC (“Nasdaq”) indicating that because the Company had not yet filed its Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (the “Form 10-K”) with the Securities and Exchange Commission (the “SEC”), the Company is not in compliance with Nasdaq Listing Rule 5250(c)(1). The Nasdaq Notice has no immediate effect on the listing or trading of the Company’s common stock on the Nasdaq Capital Market.

The Nasdaq Notice states that the Company is required to submit a plan to regain compliance with Nasdaq’s Rule 5250(c)(1) within 60 calendar days of the date of the Nasdaq Notice. If the plan is accepted by Nasdaq, Nasdaq is permitted to grant an extension of up to 180 calendar days from the due date of the Form 10-K to regain compliance.

The Company previously discussed the circumstances behind the late filing of the Form 10-K in the Notification of Late Filing on Form 12b-25 filed with the SEC on April 1, 2022. The Company is working diligently on its plan to regain compliance and file its Form 10-K as soon as practicable.

Item 7.01      Regulation FD Disclosure

The Company issued a press release on April 25, 2022, disclosing the Company’s receipt of the Nasdaq Notice. A copy of such press release is attached as Exhibit 99.1 hereto.

The information included in this Item 7.01 is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01     Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number	Description

99.1	Press Release issued by the Company on April 25, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:     April 25, 2022

LIFEWAY FOODS, INC.
By:	/s/ Eric Hanson
Name: Eric Hanson Title: Chief Financial Officer and Accounting Officer

3